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360 Funds

Timber Point Global Allocations Fund

(formerly Crow Point Global Tactical Allocation Fund)

(the “Fund”)

4300 Shawnee Mission Parkway, Suite 100

Fairway, Kansas 66205

May 18, 2020

Dear Shareholders:

The enclosed Proxy Statement contains information about the following proposals between 360 Funds (the “Trust”), on behalf of the Fund, and Timber Point Capital Management LLC (the “New Adviser”).

1.	(“Proposal 1”) Approve a new investment advisory agreement between the Fund and the New Adviser (the “New Advisory Agreement”), including an increase the management fee from 0.80% to 0.90%; and

2.

(“Proposal 2”) Approve the new expense limitation agreement between the Fund and the New Adviser (the “New ELA”), including the New Adviser’s ability to recoup amounts that the former adviser previously waived or reimbursed under the prior expense limitation agreement.

Shareholders of the Fund will vote on the proposals at a Special Meeting of Shareholders to be held on June 12, 2020, at 1:00 p.m. at the offices of the Trust, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205.

The New Adviser currently serves as the investment adviser to the Fund under an interim investment advisory agreement with the Trust, on behalf of the Fund (the “Interim Agreement”).  The Interim Agreement was approved by the Board of Trustees (the “Board”) at a meeting held on April 10, 2020.  The Interim Agreement took effect on April 10, 2020, following the resignation of Crow Point Partners, LLC (the “Former Adviser”), the prior investment adviser to the Fund.  The Former Adviser’s resignation resulted in the termination of the former investment advisory agreement (the “Former Advisory Agreement”); at the meeting, the Former Adviser recommended that the Board appoint the New Adviser as the interim investment adviser.  Information on the Former Advisory Agreement and the New Advisory Agreement is outlined in this Proxy Statement, along with details on the New Adviser and the other service providers.  The Board unanimously approved the New Advisory Agreement at a regular quarterly meeting held on April 30, 2020.

David Cleary, a principal at the Former Adviser and a portfolio manager to the Fund from October 2017 through April 1, 2020, is a principal and portfolio manager at the New Adviser. Mr. Cleary will continue to serve as the portfolio manager to the Fund, both under the Interim Agreement and following shareholder approval of the New Advisory Agreement.  Mr. Cleary was a principal of the Former Adviser from October 2017 to April 2020 and is the President and Chief Compliance Officer of the New Adviser.  The New Adviser has committed to continue the current expense limitation arrangement with the Fund through at least January 31, 2022, but wants the ability to recoup previously waived fees and reimbursed expenses of the Former Adviser.

To allow the New Adviser to serve as the investment adviser to the Fund without any interruption, shareholders of the Fund need to approve the Proposals. If shareholders approve Proposal 1, but not Proposal 2, then the New Advisory Agreement will take effect along with the New ELA, but the New ELA will not allow for the recoupment fee waivers or expense reimbursements paid by the Former Adviser.  The Board, including a majority of the independent trustees, voted unanimously to approve the New Advisory Agreement and New ELA (including the recoupment provision) on behalf of the Fund and recommends that you approve all the Proposals. The Board believes that all the proposals are in the best interests of the Fund and its shareholders.

The Fund needs to receive your vote before June 12, 2020. Voting is quick and easy. Everything you need to vote is enclosed. Please mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. Alternatively, you may call the toll-free number on your proxy card to vote by telephone. You should use the enclosed instructions to vote by phone.

YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period, you may receive a telephone call from a representative of the New Adviser, any of its affiliates, or our proxy solicitor, AST Fund Solutions, reminding you to vote your shares.

I appreciate your participation and prompt attention to this matter.

Sincerely,

Randall K. Linscott

President

360 Funds

IMPORTANT INFORMATION

YOUR VOTE IS IMPORTANT

We encourage you to read the full text of the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting of Shareholders on June 12, 2020 (the “Meeting”)?

A.

At the Meeting, shareholders of the Timber Point Global Allocations Fund (the “Fund”), a series of 360 Funds (the “Trust”), will be voting, separately, on three proposals:

1.     (“Proposal 1”) Approve a new investment advisory agreement between the Fund and the New Adviser (the “New Advisory Agreement”), including an increase the management fee from 0.80% to 0.90%; and

2.     (“Proposal 2”) Approve the new expense limitation agreement between the Fund and the New Adviser (the “New ELA”), including the New Adviser’s ability to recoup amounts that the prior adviser previously waived or reimbursed under the former expense limitation agreement,

Q.	Why are shareholders being asked to approve the Proposals?

A.

To avoid interruption to the management and operations of the Fund and to avoid additional costs to the Fund, the Board of Trustees of the Trust (the “Board”) is recommending that shareholders of the Fund approve the Proposals.

Q.	Has the Board approved the Proposals?

A.

At a meeting of the Board held on April 10, 2020, the Board unanimously approved the New ELA (including the recoupment provision).  At a meeting of the Board held on April 30, 2020, the Board unanimously approved the New Advisory Agreement for the Fund, subject to approval by shareholders of the Fund.

Q.	How does the Board recommend that I vote?

A.	The Board recommends that you vote FOR all the Proposals.

Q.	Why is the Board recommending that shareholders approve the Proposals?

A.

The Board believes the New Adviser will provide shareholders with the same level of service under the New Advisory Agreement that the Fund received under the Former Advisory Agreement. Additionally, the Board believes the New Adviser should be able to recoup previously waived fees and reimbursed expenses under the previous expense limitation agreement because the New Adviser is retaining a portion of the portfolio management team and operations of the Former Adviser.

Q.	How will the approval of the Proposals affect the management and operations of the Fund?

A.

The Fund’s investment objectives and investment strategies will not change because of the New Advisory Agreement. In addition, David Cleary, a portfolio manager of the Fund from October 2017 to April 1, 2020, will serve as portfolio manager to the Fund under the New Advisory Agreement. The Fund will retain its other service providers, so there will be no other change to the management or operations of the Fund.

Q.	How will the approval of the Proposals affect the expenses of the Fund?

A.

The New Adviser is proposing an increase in the management fee from 0.80% to 0.90%. The New Adviser believes that the higher fee is appropriate given its recommendation to merge another series of the Trust into the Fund, subject to approval by shareholders of the other fund. The other series has a management fee of 1.00%, and the proposed management fee of 0.90% is competitive with the management fee of the Fund’s peer group.

In addition, the New Adviser has agreed to maintain the Fund’s current expense limit through January 31, 2022. Under the New ELA, the New Adviser has asked shareholders to allow it to recoup previously waived fees and reimbursed expenses of the Former Adviser.  Accordingly, the approval of Proposals is not expected to affect the management or operations of the Fund.

The New Adviser has agreed to pay the cost of preparing, printing and mailing the enclosed Proxy Statement and related proxy materials and all other expenses incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person. The costs associated with the solicitation of proxies are expected to be $16,000.

Q.	What are the primary reasons for the retention of the New Adviser as the investment adviser to the Fund?

A.

The Board weighed many factors in reaching its decision to approve the New Advisory Agreement (including the higher management fee) and the New ELA (including the recoupment provision). These factors included, without limitation, the operations, reputation, and resources of the New Adviser, performance results achieved by the New Adviser for its clients, including the Fund, as applicable, quality of services provided by the New Adviser, and the fact that the President and Chief Compliance Officer of the New Adviser has been a portfolio manager of the Fund since October 2017.

The Board also considered that the expense limit will not change for the Fund and that the fee waivers and expense reimbursements provided by the Former Adviser for the Fund will remain in place as well, subject to the New Adviser’s ability to recoup those fees and expenses under the same terms provided in the former expense limitation agreement.  Additional details regarding factors considered by the Board in approving the New Advisory Agreement and the New ELA can be found in the section “Evaluation by the Board of Trustees” in the enclosed Proxy Statement.

Q.	Are there any material differences between the Former Advisory Agreement and the New Advisory Agreement?

A.

Yes, the New Adviser is proposing an increase in the management fee from 0.80% to 0.90%. The New Adviser believes that the higher fee is appropriate given its recommendation to merge another series of the Trust into the Fund, subject to approval by shareholders of the other fund. The other series has a management fee of 1.00%, and the proposed management fee of 0.90% is competitive with the management fee of the Fund’s peer group. Additionally, the New Adviser notes that until January 23, 2020, the management fee for the Fund was 0.88%.

Other than the proposed increase in the management fee, there are no material changes to the advisory services under the Former Advisory Agreement and the New Advisory Agreement. The differences between the two agreements primarily relate to the form of the contract and some technical legal provisions. We have attached these as Exhibits to the proxy statement.  Shareholders are encouraged to read them.

Q.	Are there any material differences between the current expense limitation agreement and the New ELA?

A.

Yes.  The only difference between the New ELA and the Old ELA is that the New ELA will allow the New Adviser to recoup any fees that were waived or expenses that were reimbursed by the Former Adviser. In other words, the amounts that the Former Adviser could recover under the prior expense limitation agreement will carry over to the New ELA. The differences between the Old ELA and the New ELA are discussed in the proxy statement.  We have attached these as Exhibits to the proxy statement.  Shareholders are encouraged to read them.

Q.	How do I vote?

A.

We urge you to vote your shares by submitting your proxy via the internet, phone, or mail as soon as possible. You may also vote in person at the shareholder meeting. Specific instructions for these voting options can be found on the enclosed Proxy Card.

Q.	When should I vote?

A.

Please vote as soon as possible. You may submit your vote at any time before the date of the shareholder meeting. Representatives of the New Adviser, any of its affiliates, and AST Fund Solutions, a firm authorized by the New Adviser to assist in the solicitation of proxies, may be contacting you to urge you to vote on these important matters.

Timber Point Global Allocations Fund

(formerly Crow Point Global Tactical Allocation Fund)

(the “Fund”)

4300 Shawnee Mission Parkway, Suite 100

Fairway, Kansas 66205

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on June 12, 2020

Dear Shareholders:

The Board of Trustees (the “Board”) of 360 Funds (the “Trust”) has called a special meeting of the Shareholders of the Timber Point Global Allocations Fund (the “Fund”) (formerly known as the Crow Point Global Tactical Allocation Fund), a series of the Trust, to be held at the offices of the Trust, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, on June 12, 2020, at 1:00 p.m., Eastern Time, for the following purposes:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Timber Point Capital Management LLC. The New Adviser is proposing an increase to the advisory fee.
2.

To approve the new expense limitation agreement between the Fund and the New Adviser (the “New ELA”), including the New Adviser’s ability to recoup amounts that the former adviser previously waived or reimbursed under the prior expense limitation agreement. There is no proposed change to the expense limit.

3.	To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

The Board recommends that you vote FOR Proposals 1 and 2. Shareholders of record at the close of business on May 6, 2020, are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

Please read the enclosed Proxy Statement carefully for information concerning the Proposals to be placed before the Meeting or any adjournments or postponements thereof. Additional matters would include only issues that were not anticipated as of the date of the enclosed Proxy Statement.

On behalf of the Board of Trustees

Randall K. Linscott, President

May 18, 2020

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

Timber Point Global Allocations Fund

(formerly Crow Point Global Tactical Allocation Fund)

(the “Fund”)

4300 Shawnee Mission Parkway, Suite 100

Fairway, Kansas 66205

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on June 12, 2020

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of 360 Funds (the “Trust”) on behalf of the Timber Point Global Allocations Fund (the “Fund”) (formerly known as the Crow Point Global Tactical Allocation Fund) for use at the special meeting of shareholders, to be held at the offices of the Trust, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, on June 12, 2020, at 1:00 p.m., Eastern Time, and any adjournments thereof. The Notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about May 18, 2020. Only shareholders of record at the close of business on May 6, 2020 (the “Record Date”) will be entitled to vote at the Meeting.

The Shareholders of the Fund, as indicated below, are being asked to consider the following proposals:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Timber Point Capital Management LLC. The New Adviser is proposing an increase to the advisory fee.
2.

To approve the new expense limitation agreement between the Fund and the New Adviser (the “New ELA”), including the New Adviser’s ability to recoup amounts that the former adviser previously waived or reimbursed under the prior expense limitation agreement. There is no proposed change to the expense limit.

3.	To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Shareholders in the Fund will vote separately on Proposals 1 and 2. Under the Investment Company Act of 1940, as amended (the “1940 Act”), an affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposals 1 and 2. As defined in the 1940 Act, a “vote of the holders of a majority of the outstanding voting” shares of a Fund means the vote of (1) 67% or more of the voting shares of a Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of a Fund, whichever is less.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at https://vote.proxyonline.com/timber/docs/TPGAF.pdf or by calling 800-628-8528. The Funds’ annual and semi-annual reports are available, at no charge, by calling 877-244-6235.

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND THE NEW ADVISER

Summary of the Proposal

You are receiving this proxy statement because the prior investment adviser to the Fund, Crow Point Partners, LLC (the “Former Adviser”), resigned effective April 10, 2020, and recommended the assignment of the investment advisory agreement between the Trust, on behalf of the Fund, and the Former Adviser (the “Former Advisory Agreement”) to Timber Point Capital Management LLC (the “New Adviser”).  As a result, the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”), voted unanimously to approve an interim investment advisory agreement (the “Interim Advisory Agreement”) with the New Adviser; the Interim Advisory Agreement become effective on April 10, 2020, and will expire after 150 days. For the New Adviser to continue to provide investment management services to the Fund following the expiration of the Interim Advisory Agreement, you must approve a new investment advisory agreement between the Trust and the New Adviser (the “New Advisory Agreement”).   Approval of the New Advisory Agreement will increase advisory fees paid by the Fund and its shareholders from 0.80% to 0.90%, but the overall expense limit of the fund will remain the same until at least January 31, 2022.  A description of the differences between the Former Advisory Agreement and the New Advisory Agreement is included below.  The New Advisory Agreement is attached hereto as Exhibit A, and the Former Advisory Agreement is attached hereto as Exhibit B.  The effective date of the New Advisory Agreement is expected to be the date it is approved by shareholders of the Fund.

The Former Adviser served as the investment adviser to the Fund since its inception. David Cleary was a partner at the Former Adviser from October 2017 to April 1, 2020; he is also the President and a portfolio manager at the New Adviser, which was organized in March 2020. The New Adviser is registered with the SEC as an investment adviser and has its principal office at 555 Pleasantville Road, Suite N202, Briarcliff Manor, NY 10510.

At a meeting held on April 10, 2020, the Former Adviser resigned as the investment adviser to the Fund. At that meeting, the Board approved an interim advisory agreement and the new expense limitation agreement (the “New ELA”) between the Trust, on behalf of the Fund, and the New Adviser. In a separate meeting on April 30, 2020, the Board, including all the Independent Trustees, approved the New Advisory Agreement between the Trust, on behalf of the Fund, and the New Adviser.  The Independent Trustees’ considerations are set forth below.   The New Adviser and the Former Adviser have entered into an agreement through which the New Adviser will retain the Former Adviser to provide operational support for three months.  This transaction (the “Transaction”) will close following shareholder approval of the New Advisory Agreement.

Legal Analysis

In advance of the Transaction, the Board was informed by the Former Adviser that compensation was going to be paid to affiliated persons of the Former Adviser as a part of the Transaction.  Legal counsel informed the Board that since compensation was involved in the Transaction, Section 15(f) of the 1940 Act applied to the Board’s considerations.  Section 15(f) provides that, when a change in the control of an investment adviser occurs, the investment adviser and any of its affiliated persons may receive any amount or benefit in connection therewith if the following two conditions are satisfied:

(1) An “unfair burden” must not be imposed on the investment company because of the transaction causing the change of control, or any express or implied terms, conditions, or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two years after the change in control whereby the investment adviser (or predecessor or successor adviser), or an interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). The Former Adviser and its affiliated persons will not receive any compensation from the investment company under the Transaction; and

(2) During the three years immediately following consummation of the transaction causing the change in control, at least 75% of the members of the investment company’s board must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. Currently, 100% of the Trustees of the Trust are not interested persons, as defined by the 1940 Act, of the Former Adviser, and the Trust contemplates that it will maintain this composition for at least three years from the date of the Transaction.

Information Concerning the Former Adviser

The previous investment adviser to the Fund was the Former Adviser, located at 280 Summer Street, Suite M1, Boston, MA 02210.  The Former Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Massachusetts limited liability company. The names, titles, and addresses of the principal executive officers and directors of the Former Adviser are set forth below:

Name and Address:*	Title and Principal Occupation:
Timothy O’Brien	Managing Member & Managing Director
Peter DeCaprio	Managing Member, Managing Director, and Assistant Compliance Officer
Paul DeCaprio	Compliance Officer/ General Counsel
James Craver	Chief Compliance Officer

* The address for each officer and director is 280 Summer Street, Suite M1, Boston, MA 02210.

During the fiscal year ended September 30, 2019, the Former Adviser was paid the following advisory fees from the Fund.

Fund Name	Gross Advisory Fee	Fee Waiver	Expense Reimbursement	Net Advisory Fee
Timber Point Global Allocations Fund	$171,580	$(171,580)	$(9,472)	$0

The Former Adviser contractually agreed to reduce its advisory fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, fees payable under Rule 12b-1 Plans, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.43% until January 31, 2021. Each waiver or reimbursement of an expense by the Former Adviser is subject to repayment by the Fund within three years following the date such waiver or reimbursement was made, provided that the Fund can make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The following tables set forth the respective expense limitation arrangements for the Fund and the amounts recoverable under such arrangements.

Information Concerning the New Adviser

Timber Point Capital Management LLC (the “New Adviser”), located at 555 Pleasantville Road, Suite N202, Briarcliff Manor, NY 10510, is the proposed investment adviser to the Fund.  The New Adviser is a New York limited liability company founded in 2020 and is registered with the SEC as an investment adviser.  The names, titles, addresses, and principal occupations of the principal executive officers and directors of the New Adviser are set forth below:

Name and Address:*	Title and Principal Occupation:
David Cleary	President & Chief Compliance Officer
Ryan Thibodeaux	Manager

* The address for each officer and director is 555 Pleasantville Road, Suite N202, Briarcliff Manor, NY 10510.

Mr. Cleary was a principal and portfolio manager at the Former Adviser and to the Fund since October 2017.

Interim Agreement

At a telephonic meeting held on April 10, 2020, the Board, including all the Independent Trustees, unanimously approved the Interim Agreement with the New Adviser under Rule 15a-4 under the 1940 Act. The Interim Agreement became effective on April 10, 2020, and replaced the Former Advisory Agreement.

The Interim Agreement is substantially similar to the Former Advisory Agreement, except that it includes certain provisions required by Rule 15a-4 under the 1940 Act. Accordingly, the Interim Agreement has a maximum term of 150 days. Further, the Interim Agreement provides that the Trustees or a majority of the Fund’s outstanding voting securities may terminate the Interim Agreement at any time without penalty on not more than ten days’ written notice and that the compensation earned by the New Adviser under the Interim Agreement is being held in an escrow account until shareholders approve the New Advisory Agreement, after which the amount in the escrow account, plus any interest, will be paid to the New Adviser. If shareholders do not approve the New Advisory Agreement, the New Adviser will be paid the lesser of the costs incurred, plus any interest earned on such amount, in performing its obligations under the Interim Agreement or the total amount in the escrow account, plus any interest.

The New Adviser will continue to manage the Fund under the Interim Agreement until the New Advisory Agreement is approved by shareholders or the Interim Agreement expires. If the New Advisory Agreement is not approved by shareholders, the Board and the New Adviser will consider other options, including a new or modified request for shareholder approval of a new advisory agreement with the New Adviser, retaining a different investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, or the possible liquidation of the Fund.

Comparison of the Former Advisory Agreement and the New Advisory Agreement

At a meeting on April 30, 2020, the Board, including all the Independent Trustees, unanimously approved the New Advisory Agreement including the higher management fee, subject to shareholder approval. The New Advisory Agreement will become effective the day that it is approved by Fund shareholders.  A general discussion of the differences between the New Advisory Agreement and the Former Advisory Agreement are described below.  Additionally, set forth below is a summary of certain material terms of the New Advisory Agreement.  The New Advisory Agreement is attached hereto as Exhibit A.  The Former Advisory Agreement is attached hereto as Exhibit B.  The Former Advisory Agreement was last approved by shareholders on July 13, 2017.

Differences Between the Agreements

In addition to the dates of the Agreements and the parties to the Agreements, below are the principal differences between the Agreements.  Investors are encouraged to review and compare the Former Advisory Agreement and the New Advisory Agreement.

The New Advisory Agreement is similar to the Former Advisory Agreement, although the forms are different.  Below is a summary of the differences in the agreements.

●	New Management Fee. The primary difference between the two Agreements is the increase in the management fee from 0.80% to 0.90%.

●	Applicable law. The Former Advisory Agreement was governed by New York law, while the New Advisory Agreement is governed by Delaware law. Both agreements comply with federal securities laws. The Fund is not aware of any differences in Delaware or New York contract law that would impact shareholders or their rights.

Material Terms of the New Advisory Agreement

Both the New Advisory Agreement and the Former Advisory Agreement provide that the investment adviser:

●	Has discretionary management authority over the Fund’s portfolio.
●	Must comply with federal securities laws.
●	Must maintain adequate books and records; and
●	Must keep the Board informed of all materials events that impact the Fund.

The New Advisory Agreement provides that it will continue for an initial term of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board, including a majority of the Independent Trustees, at an in-person meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Advisory Agreement will automatically terminate on assignment, as defined by the 1940 Act, and is terminable upon notice by the Fund. In addition, the New Advisory Agreement can be terminated by the Adviser on 60 days’ notice to the Fund. The New Advisory Agreement may be amended by the parties (which include the New Adviser and the Trust) under the requirements of the 1940 Act.

The New Advisory Agreement, like the Former Advisory Agreement, provides that the New Adviser will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The effective date of the New Advisory Agreement is expected to be the date shareholders approve it. If shareholders do not approve the New Advisory Agreement, the Board and the New Adviser will consider other options, including a new or modified request for shareholder approval of a new advisory agreement with the New Adviser, retaining a new investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, or the possible liquidation and closing of the Fund.

The New Advisory Agreement is attached as Exhibit A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Evaluation by The Board of Trustees

At an in-person meeting held on April 30, 2020 (the “Meeting”), the Board approved the New Advisory Agreement for the Fund. The Board’s determination to approve the agreement followed its consideration of various factors and review of written materials provided by the Adviser.

The Board’s deliberations and the information on which its conclusions were based are summarized below. At the Meeting, the Board considered the following material factors when it evaluated the New Advisory Agreement: (i) the nature, extent, and quality of the services provided by the New Adviser; (ii) the investment performance of the Funds under the management of the current portfolio team, which is acquiring the Adviser’s operations; (iii) the costs of the services to be provided and profits to be realized by the New Adviser from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) the New Adviser’s practices regarding possible conflicts of interest, including its contemplated brokerage practices, and other benefits derived by the New Adviser.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings by the Former Adviser, which had part of the same portfolio management team as the New Adviser, as well as information specifically provided during the approval process, including at the Meeting.  The Board requested and was provided with (or had access to) information and reports relevant to the approval of the New Advisory Agreement, including: (i) information regarding the services and support provided to the Fund and its shareholders by the Former Adviser, which would carry over to the New Adviser; (ii) quarterly assessments of the investment performance of the Fund from the portfolio management team; (iii) periodic commentary on the reasons for the performance; (iv) presentations by the Fund’s management addressing the New Adviser’s investment philosophy, investment strategy, personnel, and operations, including a comparison of the Former Adviser and the New Adviser; (v) compliance and audit reports concerning the Fund and the New Adviser; (vi) disclosure information contained in the registration statement for the Fund and the Form ADV of the New Adviser; and (vii) a memorandum from legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board to make an informed decision.

The Board also reviewed various information provided by the New Adviser including, without limitation: (i) documents containing financial information about the New Adviser, a description of personnel and the services provided to the Fund by the New Adviser, information on investment advice, performance, summaries of Fund’s expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by the New Adviser from its relationship with the Fund.  The Board did not identify any information that was most relevant to its consideration to approve the New Advisory Agreement, and each Trustee may have afforded different weights to the various factors.

(1)           The nature, extent, and quality of the services to be provided by the New Adviser.

The Board considered the responsibilities the Adviser has under the Advisory Agreement for the Fund.  The Board reviewed the services to be provided by the New Adviser to the Fund including, without limitation: its processes for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow assets and assist in the distribution of the Fund’s shares. The Board considered the New Adviser’s staffing, personnel, and methods of operating; the education and experience of its staff; and its compliance program, policies, and procedures. Specifically, the Board noted that Mr. Cleary has been a portfolio manager to the Fund since October 2017. The Board considered the New Adviser’s services during the interim period, which started on April 10, 2020. The Board also noted that while the New Adviser would retain the Former Adviser for three months from the transaction date, the New Adviser, and not the Fund, would bear all expenses related to that agreement. After reviewing the preceding and further information from the New Adviser, the Board concluded that the nature, extent, and quality of the services to be provided by the New Adviser was satisfactory and adequate for the Fund.

(2)           The Investment Performance of the Fund and the New Adviser.

The Board noted that the New Adviser is currently managing the Fund under an interim investment advisory agreement, which commenced on April 10, 2020.  The Board considered that the New Adviser’s President and the portfolio manager of the Fund under the interim investment advisory agreement has been a portfolio manager of the Fund since October 2017.  The Trustees compared the short- and long-term performance of the Fund with the performance of its benchmark index, or indices, as applicable, comparable funds with similar objectives and size managed by other investment advisers, and peer group indices (e.g., Morningstar category averages).  The Trustees also considered the consistency of the New Adviser’s management of the Fund with its investment objective and policies.

The Board noted that the Fund’s performance was in line with its peer group median returns for the one, three, and five-year periods ended March 31, 2020, but it trailed the benchmark for the one, three, and five-year periods. Finally, the Board considered the Fund’s performance during the most recent market conditions because of COVID-19. Based on the preceding, the Board concluded that the investment performance information presented for the Fund was satisfactory.

(3)	The costs of the services provided, and profits realized by the New Adviser from the relationship with the Fund.

The Trustees considered: the New Adviser’s staffing, personnel and methods of operating; its financial condition and its level of commitment to the Fund; the asset levels of the Fund; and the overall expenses of the Fund.  The Trustees considered the financial statements of the New Adviser and the financial stability and productivity of the firm.  The Trustees considered the fees and expenses of the Fund (including the management fee) relative to its peer group as of April 1, 2020.  The Trustees noted that the management fee for the Fund was near the average and median for the peer group. The Board considered the Adviser’s request to increase the management fee of the Fund from 0.80% to 0.90%, in anticipation of the merger between that fund and the Timber Point Alternatives Fund (formerly the EAS Crow Point Alternatives Fund). The Board noted that the proposed management fee was near the Fund’s long-time fee of 0.88%, and that the proposed fee was near the peer group median and slightly above the peer group’s average.

The Trustees also noted that the Fund’s net expense ratio was above the peer group average and median; they recognized that the Fund was substantially smaller than most of their peers, which affects its net expense ratio. The Trustees noted that the New Adviser has entered into an expense limitation agreement according to which the New Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, to limit its annual operating expenses (with industry-standard exceptions) through January 31, 2022.  The Board also noted that the New Adviser expects to realize a small short-term loss for its management of the Fund but reasonable profits over the longer term.  Following this analysis and upon further consideration and discussion of the preceding, the Board concluded that the fee to be paid to the New Adviser by the Fund was fair and reasonable.

(4)	The extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of shareholders.

The Board considered the Fund’s proposed fee arrangements with the New Adviser.  The Trustees determined that although the management fee would stay the same as asset levels increased, the Fund’s shareholders would benefit from the expense limitation arrangement.  The Trustees noted that while a breakpoint schedule in an advisory agreement would be beneficial, such a feature only had benefits if the Fund’s assets were enough to realize the effect of the breakpoint.  The Trustees noted that lower expenses for the Fund’s shareholders are realized immediately with the expense limitation arrangements with the Adviser.  The Trustees noted that the Fund’s assets were at such levels that the expense limitation arrangements were providing benefits to the Fund’s shareholders currently.  The Trustees also noted that the Fund would benefit from economies of scale under their agreements with some of their service providers other than the New Adviser as fees that were in place with those other service providers were either fixed or essentially semi-fixed, and the Board considered the New Adviser’s efforts to work with the fund administrator, transfer agent, and distributor to secure such arrangements for the Fund.  Following further discussion of the Fund’s asset levels, expectations for growth, and proposed fees, the Board determined that the Fund’s fee arrangement, in light of all the facts and circumstances, was fair and reasonable and that the expense limitation arrangement provided savings and protection for the benefit of the shareholders.

(5)	Possible conflicts of interest and benefits derived by the New Adviser.

The Trustees evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the Fund; the fact that the New Adviser does not utilize soft dollars; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of the New Adviser’s code of ethics.  The Board noted that members of Former Adviser would be covered by the New Adviser’s Code of Ethics during the short-term operations engagement. Based on the preceding, the Board determined that the New Adviser’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

PROPOSAL 2: APPROVAL OF A NEW EXPENSE LIMITATION AGREEMENT BETWEEN THE TRUST and THE NEW ADVISER, INCLUDING THE NEW ADVISER’S ABILITY TO RECOUP AMOUNTS THAT THE FORMER ADVISER PREVIOUSLY WAIVED OR REIMBURSED UNDER THE PRIOR EXPENSE LIMITATION AGREEMENT.

Summary of the Proposal

Also at the meeting held April 10, 2020, the Board, including the Independent Trustees, approved a new expense limitation agreement (the “New ELA”) between the Trust, on behalf of the Funds, and the New Adviser.  Under the New ELA, the New Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, borrowing expenses, distribution fees under Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, other expenditures which are capitalized following generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Funds’ business) to not more than 1.43% of the average daily net assets for the Fund through at least January 31, 2022.  Subject to approval by the Fund’s Board, any waiver or reimbursement under the New ELA is subject to repayment by the Fund within the three years from the date when such waiver or reimbursement occurred, if the Fund can make the payment without exceeding the expense limitation in place at the time of the waiver or reimbursement. The New ELA cannot be terminated before January 31, 2022, without the Board’s approval.

The New Adviser is asking shareholders to allow it to recoup amounts that were waived or reimbursed by the Former Adviser before the Transaction.  The New Adviser requests the right to recoup the prior fee waivers and expense reimbursements because the New Adviser is retaining a portion of the same portfolio management team and operations of the Former Adviser. Additionally, one of the owners and the portfolio manager of the New Adviser, David Cleary, was among the principals of the Former Adviser.

Generally, the recoupment provision would allow the New Adviser to recover amounts that the Former Adviser waived or reimbursed if the Fund’s net expenses are below the expense limit of 1.43%. The New Adviser could not recover any amounts that would increase the Fund’s expenses beyond 1.43%. The recoverable amounts expire three years after the fee waiver or expense reimbursement. If shareholders do not approve the recoupment provision, then any amounts waived or reimbursed before April 10, 2020 would expire.

Shareholders should note that if they approve the recoupment provision and the New Adviser is able to recover the previously waived or reimbursed amounts, then net expenses of the Fund would be higher during the recoupment period. But the total net expenses would not rise above the 1.43% and the shareholders would be in the same position that they would have been in under the expense limitation agreement with the Former Adviser.

A description of the differences between the prior expense limitation agreement and the New ELA is included below.  The New ELA is attached hereto as Exhibit C, and the previous expense limitation agreement is attached as Exhibit D.  The effective date of the New ELA is expected to be the date that shareholders approve it.

At a meeting held on April 10, 2020, the Board, including all the Independent Trustees, approved the New ELA between the Trust, on behalf of the Fund, and the New Adviser.  The Independent Trustees’ considerations are set forth below.

Legal Analysis

Under the 1940 Act, a new expense limitation agreement does not require shareholder approval. Instead, the agreement must be approved by the Board only. The Board approved the New ELA and the New Adviser’s ability to recoup previously waived fees and reimbursed expenses so long shareholders approve the New ELA and the recoup carryover. If shareholders do not approve the New ELA or the carryover, then the New Adviser and the Board will enter into a new expense limitation agreement that does not include the carryover.

Generally, the ability to recoup previously waived fees or reimbursed expenses expires upon the termination of an expense limitation agreement. In this case, the New Adviser has agreed to maintain this arrangement but is requesting that shareholders grant the New Adviser the right to recover the waived fees and reimbursed expenses of the Former Adviser. The following table sets forth the recoverable under such arrangements.

	Recoverable Reimbursements and Expiration Dates*
Fund	2020	2021	2022	2023	Total
Timber Point Global Allocations Fund	$0	$312,964	$181,052	$91,473	$585,489

* Previously waived fees or reimbursed expenses expire three years from the date when such waiver or reimbursement occurred.

The New Adviser believes that allowing it to carryover these amounts is fair and equitable given the similarities in ownership and operations of the prior and New Adviser. The Board considered the matter at its special meeting on April 10, 2020, and determined that the request should be submitted to shareholders for their consideration.

Information on the New Expense Limitation Agreement

The Former Adviser contractually agreed to reduce its advisory fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, fees payable under Rule 12b-1 Plans, taxes, brokerage commissions, acquired fund fees, and expenses, and extraordinary expenses) from exceeding 1.43% of the average daily net assets of each share class of the Fund through January 31, 2021. Each waiver or reimbursement of an expense by the Former Adviser is subject to repayment by the Fund within three years following the date such waiver or reimbursement was made provided that the Fund can make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

Comparison of the Prior Expense Limitation Agreement and the New ELA

At a meeting on April 10, 2020, the Board, including all the Independent Trustees, unanimously approved the New ELA; while the New ELA does not require shareholder approval, the ability to recoup fee waivers and expense reimbursement of the Former Adviser is subject to shareholder approval. A general discussion of the differences between the New ELA and the prior expense limitation agreement is described below.  Additionally, set forth below is a summary of certain material terms of the New ELA.  The New ELA is attached as Exhibit C.  The prior expense limitation agreement is attached as Exhibit D.

Differences Between the Agreements

The only difference between the New ELA and the prior expense limitation agreement is that the New ELA will allow the New Adviser to recoup any fees that were waived or expenses that were reimbursed by the Former Adviser. In other words, the amounts that the Former Adviser could have recovered under the prior expense limitation agreement will carry over to the New ELA.

Material Terms of the New ELA

Under the terms of the New ELA, the New Adviser has agreed to limit Fund Operating Expenses to 1.43%. The New Adviser has contractually agreed to maintain these expense limits through January 31, 2022. The New ELA will continue annually unless terminated by either party within 90 days of the termination date.

The effective date of the New ELA is April 10, 2020, but the ability of the New Adviser to recoup fee waivers and expense reimbursement of the Former Adviser will not take effect until the date shareholders approve the New ELA. If shareholders do not approve the New ELA, then the New Adviser and the Board will enter into a new expense limitation agreement that does not include the carryover. If shareholders do not approve the New Advisory Agreement in Proposal 1, then the New ELA will terminate at the expiration of the interim advisory agreement.

PROPOSAL 3: TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than the matters described herein or matters in connection with or to effect the same.  Neither the proxy holders nor the Board is aware of any matters which may be presented by others.  If any other business properly comes before the meeting, the proxy holders intend to vote thereon per their best judgment.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS

VOTE “FOR” PROPOSALS 1 AND 2.

OPERATION OF THE FUNDS

Each Fund is a diversified series of 360 Funds, an open-end management investment company organized as a Delaware statutory trust on February 25, 2005. The Board supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Trust currently retains Timber Point Capital Management LLC as the interim investment adviser to the Fund. M3Sixty Administration, LLC (“M3Sixty”), located at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, serves as each Fund’s administrator, transfer agent and accounting agent.  Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH 45263, serves as the custodian of the Fund’s assets.  Matrix 360 Distributors, LLC, serves as the principal underwriter and national distributor for the shares of the Fund.  No changes are being made to the service providers, other than the investment adviser, as a result of this Meeting.

THE PROXY

The Board solicits proxies so that each shareholder can vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy for the Fund will be voted for approval of the proposals. If no specification is made, the shares represented by a duly executed proxy will be voted at the discretion of the holders of the proxy on any other matter that may come before the Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, 2,126,682.06 shares of beneficial interest of the Fund were issued and outstanding.

Shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting. Each shareholder of the Fund is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter concerning the Fund submitted to a vote at the Meeting.

One-third of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Meeting. An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Advisory Agreement and the recoupment provision of the New ELA. The 1940 Act defines “the majority of the outstanding voting share” to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

Shareholders in the Fund will vote separately on Proposals 1 and 2. If the shareholders approve the Proposals, the New Advisory Agreement and the recoupment provision of the New ELA will take immediate effect. If shareholders of the Fund fail to approve Proposal 1, the Board will consider additional options as it relates to the Fund. These options include, among others, retaining a new investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, or the possible liquidation and closing of the Fund. Proposal 2 is contingent upon the approval of Proposal 1 and will not go into effect unless shareholders approve Proposal 1.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum. The vote required to approve the Proposals is set forth above. Generally, abstentions and broker non-votes will be treated as votes present at the meeting but will not be treated as votes cast. Therefore, abstentions and broker non-votes may have the same effect as a vote “against” the Proposals.

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the trustees and officers of the Trust beneficially owned, as a group, less than 1% of the outstanding shares of each Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders were the record owners of 5% or more of the outstanding shares of the Fund:

Names and Addresses	Percent of Fund	Type of Ownership
Investor Class Shares

Margaret H Small Living Trust

Seminole, FL 33776-0162

Charles Schwab & Co

Special Custody A/C FBO Customers

Attn Mutual Funds

211 Main Street

San Francisco, CA 94105

National Financial Services LLC

499 Washington Blvd

Jersey City, NJ 07310

TD Ameritrade

FBO Janet Lee Jones

Everett, WA 98204

TD Ameritrade

FBO Patrick J Hanlon

Portland, OR 97229

TD Ameritrade

FBO Wanda Kuntsler Rollover IRA

Belvedere Tiburon, CA 94920

	27.60% 26.29% 11.03% 8.03% 7.50% 5.15%	Record Record Record Record Record Record
Institutional Class Shares

The Bryn Mawr Trust Company

FBO Draper & Co

801 Lancaster Avenue

Bryn Mawr, PA 19010

Raymond James & Assoc Inc.

FBO Junki Yoshida Revocable Trust

Portland, OR 97220

Raymond James & Assoc Inc

FBO Julie Darrough

Portland, OR 97209

Morgan Stanley Smith Barney LLC

FBO a customer of MSSB

1 New York Plaza

New York, NY 10004

360 Funds – Timber Point Alternatives Fund

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

	17.10% 11.85% 10.53% 10.06% 8.71%	Record Record Record Record Record

As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of a Fund.

SHAREHOLDER PROPOSALS

The Trust must receive any shareholder proposals to be included in the proxy statement for the next meeting of shareholders within a reasonable period before the Trust begins to print and send its proxy materials.

COST OF SOLICITATION

The New Adviser is bearing the costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials. In addition to soliciting proxies by mail, the Board and employees of the Trust may solicit proxies in person or by telephone. The costs associated with the solicitation of proxies are expected to be $16,000. By voting immediately, you can help avoid the additional expense and burden of a second proxy solicitation.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts with the Fund. Unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, or made by telephone by calling 877-244-6235.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time before the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters per their best judgment, and discretionary authority to do so is included in the proxy.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Meeting to Be Held on June 12, 2020: The notice of meeting, proxy statement and shareholder ballot is available at https://vote.proxyonline.com/timber/docs/TPGAF.pdf

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL (800) 628-8528. REPRESENTATIVES ARE AVAILABLE TO ANSWER YOUR CALL 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

EXHIBIT A

FORM OF THE NEW INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (this “Agreement”) is made as of this June __, 2020, and between 360 Funds, a Delaware statutory trust (the “Trust”) registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and Timber Point Capital Management LLC, a New York limited liability company.

WITNESSETH

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the series portfolios of the Trust set forth on the Schedule(s) A to this Agreement (each, a “Fund” and collectively, the “Funds”), as such Schedule may be amended from time to time upon mutual agreement of the parties, to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.	THE ADVISER’S SERVICES.

(a)	Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to each Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for each Fund, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, as amended and supplemented (the “Declaration of Trust”), Bylaws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act”), as filed with the Securities and Exchange Commission (the “Commission”), and with the investment objectives, policies and restrictions of each Fund, as each of the same shall be from time to time in effect. To carry out such obligations, and to the extent not prohibited by any of the foregoing, the Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b)	Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules and regulations that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c)	Recordkeeping. The Adviser agrees to preserve any Trust records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder (“Fund Books and Records”) for the periods prescribed by Rule 31a-2 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all such records are the property of the Trust and will surrender promptly to the Trust any of such records upon the Trust’s request.

(d)	Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose, and at the request of the Board, such information and reports requested by the Board. The Adviser agrees to notify the Trust as soon as practicable if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(e)	Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding each Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and use appropriate interfaces established by such persons so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(f)	Delegation of Authority. Any of the duties, responsibilities and obligations of the Adviser specified in this Section 1 and throughout the remainder of this Agreement with respect to one or more Funds may be delegated by the Adviser, at the Adviser’s expense, to an appropriate party (a “Sub-Adviser”), subject to such approval by the Board and shareholders of the applicable Funds to the extent required by the 1940 Act. The Adviser shall oversee the performance of delegated duties by any Sub-Adviser and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such Sub-Adviser. The retention of a Sub-Adviser by the Adviser pursuant to this Section 1(f) shall in no way reduce the responsibilities and obligations of the Adviser under this Agreement, and the Adviser shall be responsible to the Trust for all acts or omissions of any Sub-Adviser to the same extent the Adviser would be liable hereunder. Insofar as the provisions of this Agreement impose any restrictions, conditions, limitations or requirements on the Adviser, the Adviser shall take measures through its contract with, or its oversight of, the Sub-Adviser that attempt to impose similar (insofar as the circumstances may require) restrictions, conditions, limitations or requirements on the Sub-Adviser.

2.	CODE OF ETHICS. The Adviser has adopted a written code of ethics (“Adviser’s Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser has adopted procedures reasonably designed to ensure compliance with the Adviser’s Code of Ethics. Upon request, the Adviser shall provide the Trust with a (i) copy of the Adviser’s Code of Ethics, as in effect from time to time, and any proposed amendments thereto that the Chief Compliance Officer (“CCO”) of the Trust determines should be presented to the Board, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report to the Board, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics. The Adviser shall respond to requests for information from the Trust as to violations of the Adviser’s Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall notify the Trust as soon as practicable after it becomes aware of any material violation of the Adviser’s Code of Ethics, whether such violation relates to a security held by any Fund.

3.	INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)	Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s CCO promptly upon detection of: (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of each Fund’s or the Adviser’s policies, guidelines or procedures with respect to the Fund. In addition, the Adviser shall respond to quarterly requests for information concerning the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event: (x) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws; or (y) of an actual change in control of the Adviser resulting in an “assignment” (as defined in Section 15 hereof) that has occurred or is otherwise proposed to occur.

(b)	Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of each Fund required for any meeting of the Board, or for any shareholder report on Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Registration Statement or any amendment thereto, proxy statement, prospectus supplement, or other form or document to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on a reasonable basis on due notice to review its investment management services to each Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)	Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on each Fund and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.	BROKERAGE.

(a)	Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)	Placement of Orders. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund’s account with brokers or dealers selected by the Adviser. The Adviser will not execute transactions with a broker dealer which is an “affiliated person” of the Trust except in accordance with procedures adopted by the Board. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to each Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to each Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by each Fund.

5.	CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

6.	ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated or otherwise agreed to in a separate signed writing, the Adviser shall not be responsible for a Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a)	Properly Registered. The Adviser is registered with the Commission as an investment adviser under the Advisers Act and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation pending or threatened that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser complies in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)	Form ADV Disclosure. The Adviser has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)	Fund Disclosure Documents. The Adviser has reviewed and will in the future review the Registration Statement and any amendments or supplements thereto, the annual or semi- annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and do not and will not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)	Use of the Names “Timber Point”. The Adviser has the right to use the names “Timber Point” or any derivation thereof in connection with its services to the Trust and, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “Timber Point” in connection with the management and operation of each Fund.

(e)	Insurance. The Adviser represents that it maintains errors and omissions insurance coverage in the amount disclosed to the Trust in connection with the Board’s approval of this Agreement and shall provide prior written notice to the Trust: (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)	No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund and its management of the assets of the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)	Conflicts. The Adviser shall act honestly, in good faith and in the best interests of its clients and the Fund. The Adviser maintains a Code of Ethics which defines the standards by which the Adviser conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(h)	Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8.	THE NAMES “Timber Point”. The Adviser grants to the Trust a license to use the names “Timber Point” (the “Name”) as part of the name of any Fund during the term of this Agreement. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall: (i) only use the Name in a manner consistent with uses approved by the Adviser; (ii) use its best efforts to maintain the quality of the services offered using the Name; and (iii) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will: (i) submit to the Adviser representative samples of any promotional materials using the Name; and (ii) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund. As soon as practicable following the termination of this Agreement, but in no event longer than three months, the Trust shall cease the use of the Name and any related logos or any confusingly similar name and/or logo in connection with the marketing or operation of the Funds.

9.	ADVISER’S COMPENSATION. Each Fund shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A of this Agreement. Such fee shall be computed daily and paid not less than monthly in arrears by each Fund. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s Registration Statement. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10.	INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.	ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment” (as defined in Section 15 hereof). This Agreement may not may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the requirements of the 1940 Act, when applicable.

12.	DURATION AND TERMINATION.

(a)	This Agreement shall become effective as of the date executed with respect to a particular Fund (the “Effective Date”) and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(a)(ii) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

i.	Either party hereto may, at any time on 60 days’ prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to a Fund, termination may be authorized by action of the Board or by an “affirmative vote of a majority of the outstanding voting securities of the Fund” (as defined in Section 15 hereof); or

ii.	This Agreement shall automatically terminate two years from the date of its execution with respect to a particular Fund unless the terms of such contract and any renewal thereof is specifically approved at least annually thereafter by: (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to this Agreement or “interested persons” (as defined in Section 15 hereof) of the Trust or the Adviser, at an in-person meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund.

(b)	In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

13.	NOTICE. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, or by e-mail or fax to a designated contact of the other party or such other address as the parties may designate from time to time. Oral instructions may be given if authorized by the Board and preceded by a certificate from the Trust’s Secretary so attesting. Notices to the Trust shall be directed to 360 Funds, c/o M3Sixty Administration, LLC, 4300 Shawnee Parkway, Suite 100, Fairway, KS, 66205, Attention: President; and notices to the Adviser shall be directed to Timber Point Capital Management LLC, 555 Pleasantville Road, Suite N-202, Briarcliff Manor, NY 10510 Attention: President.

14.	CONFIDENTIALITY. The Adviser agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Trust and its shareholders received by the Adviser in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that the Adviser may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Trust.

15.	CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

16.	LIABILITY OF THE ADVISER. Neither the Adviser nor its officers, directors, employees, agents, affiliated persons, controlling persons, or assigns shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of a Fund; provided that nothing in this Agreement shall be deemed to protect the Adviser against any liability to a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder.

17.	RELATIONS WITH THE TRUST. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested persons of the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become interested persons of the Fund, and that the Adviser may be or become interested persons of the Fund as a shareholder or otherwise.

18.	ENFORCEABILITY. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if this Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be severable as to each Fund.

19.	LIMITATION OF LIABILITY. The Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust or other Trust organizational documents and agrees that the obligations assumed by each Fund pursuant to this Agreement shall be limited in all cases to each Fund and each Fund’s respective assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of each Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any of and all other Funds.

20.	NON-EXCLUSIVE SERVICES. The services of the Adviser to the Trust are not deemed exclusive, and the Adviser shall be free to render similar services to others, to the extent that such service does not affect the Adviser’s ability to perform its duties and obligations hereunder.

21.	GOVERNING LAW. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Delaware, without preference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Commission or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.

22.	PARAGRAPH HEADINGS; SYNTAX. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

23.	COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted on each Schedule A to this Agreement.

360 Funds		Timber Point Capital Management LLC

By:		By:

Name:	Randall Linscott	Name:	David R. Cleary

Title:	President	Title:	President

SCHEDULE A

Investment Advisory Agreement

between

360 Funds (the “Trust”)

and

Timber Point Capital Management LLC (the “Adviser”)

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

Fund	Asset Breakpoint	Rate	Effective Date
Timber Point Alternative Income Fund (formerly Crow Point Alternative Income Fund)	None	1.00%	June __, 2020
Timber Point Global Tactical Allocation Fund (formerly Crow Point Global Tactical Allocation Fund)	None	0.90%	June __, 2020

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as June __, 2020.

360 Funds		Timber Point Capital Management LLC

By:		By:

Name:	Randall Linscott	Name:	David R. Cleary

Title:	President	Title:	President

EXHIBIT B

FORMER INVESTMENT ADVISORY AGREEMENT

AGREEMENT, made as of October 6, 2017, between 360 Funds, a Delaware statutory trust (the “Trust”), and CROW POINT PARTNERS, LLC, a Delaware limited liability company (the “Adviser”), located at 25 Recreation Park Drive, Hingham, Massachusetts 02043.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a “Fund,” and collectively as the “Funds”);

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund’s investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund’s then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust’s shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser’s directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement (“Additional Series”), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days’ prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund’s cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund’s Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Funds’ net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund’s investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust’s legal counsel and independent accountants.

2.2.8 Trustees’ Fees and Expenses. All compensation of all Trustees other than those affiliated with the Adviser and all expenses incurred in connection with each of the Trustees’ services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund’s shares under the Securities Act of 1933 (the “1933 Act”), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund’s shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers’ commissions and other charges incident to the purchase, sale or lending of the Fund’s portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to each Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust’s membership in any trade association or other investment organization.

2.2.18 Compliance Fees. All charges for services and expenses of the Trust’s Chief Compliance Officer.

2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate set forth in Appendix A of the Fund’s average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement. If this Agreement shall be effective for only a portion of a month with respect to each Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for each Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of each Fund may be invested from time to time. Such proxies will be voted in a manner that Adviser deem, in good faith, to be in the best interest of each Fund and in accordance with its proxy voting policy. The Adviser agrees to provide a copy of its proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund’s Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent “access persons” (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust’s obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser’s own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser’s discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser’s duties, or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin as of the date and year upon which the Fund listed on Appendix A commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days’ prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust’s Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the 360 Funds and each Fund may be identified, in part, by the name “360 Funds.”

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser’s officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Adviser agrees that, consistent with the Adviser’s Code of Ethics, neither the Adviser nor the Adviser’s officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund’s portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated person,” as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

360 FUNDS

By:	/s/ Randy Linscott
Name: Randy Linscott
Title: President

CROW POINT PARTNERS, LLC

By:	/s/ Peter DeCaprio
Name: Peter DeCaprio
Title: CEO

360 Funds

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND

Crow Point Global Tactical Allocation Fund	0.80%

EXHIBIT C

FORM OF THE NEW EXPENSE LIMITATION AGREEMENT

                    This Expense Limitation Agreement is made by and between Timber Point Capital Management, LLC, a New York limited liability company (the “Adviser”) and 360 Funds Trust (the “Trust”) (this “Agreement”), on behalf of the series of the Trust in Schedule A (each a “Fund,” and collectively, the “Funds”) as of the “Effective Date” noted on Schedule A.

                    WHEREAS, the Trust is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company of the series type, and each Fund is a series of the Trust;

                    WHEREAS, the Trust and the Adviser have entered into an Interim Investment Advisory Agreement dated April 10, 2020 (the “Interim Advisory Agreement”), pursuant to which the Adviser provides investment management services to each Fund for compensation based on the value of the average daily net assets of each such Fund;

                    WHEREAS, the Trust and the Adviser have determined that it is appropriate and in the best interests of each Fund and its shareholders to maintain the expenses of each Fund at a level below the level to which each such Fund would normally be subject in order to maintain each Fund’s expense ratio at the Maximum Annual Operating Expense Limit (as hereinafter defined) specified in Schedule A hereto; and

WHEREAS, upon approval by the Fund’s shareholders of the Adviser at a special meeting called for that purpose, the Interim Agreement will terminate, and the Trust, on behalf of the Fund, and the Adviser will enter into a new Investment Advisory Agreement (the “New Agreement” and together with the Interim Advisory Agreement, the “Advisory Agreement”).

                    NOW THEREFORE, the parties hereto agree as follows:

1.	Expense Limitation.

a.

Applicable Expense Limit.  To the extent that the aggregate expenses of every character incurred by a Fund in any fiscal year, including but not limited to investment advisory fees of the Adviser (but excluding interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) (“Fund Operating Expenses”), exceed the Maximum Annual Operating Expense Limit, as defined in Section 1.b below, such excess amount (the “Excess Amount”) shall be the liability of the Adviser.

b.

Maximum Annual Operating Expense Limit.  The Maximum Annual Operating Expense Limit for each Fund shall be the amount specified in Schedule A based on a percentage of the average daily net assets of each Fund.

c.

Method of Computation.  To determine the Adviser’s liability for the Excess Amount, each month the Fund Operating Expenses for each Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses for any month of a Fund exceed the Maximum Annual Operating Expense Limit of such Fund, the Adviser shall first waive or reduce its investment advisory fee for such month by an amount sufficient to reduce the annualized Fund Operating Expenses to an amount no higher than the lowest Maximum Annual Operating Expense Limit applicable to a Fund. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Adviser may also remit to each appropriate Fund an amount that, together with the waived or reduced investment advisory fee, is sufficient to pay such Excess Amount.

d.

Year-End Adjustment.  If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the investment advisory fees waived or reduced and other payments remitted by the Adviser to the Fund or Funds with respect to the previous fiscal year shall equal the Excess Amount.

2.	Reimbursement of Fee Waivers and Expense Reimbursements.

a.

Recoupment.  If, during any fiscal month in which the New Agreement is in effect, the estimated aggregate Fund Operating Expenses of a class of shares of such Fund for the fiscal month are less than the Maximum Annual Operating Expense Limit, the Adviser shall be entitled to recoup, in whole or in part as provided below, the investment advisory fees waived or reduced and other payments reimbursed by the Adviser or its predecessor pursuant to Section 1 of this Agreement or the expense limitation agreement in effect with between the Trust and the previous investment adviser.  The total amount of recoupment to which the Adviser may be entitled (“Recoupment Amount”) shall equal, at any time, the sum of all investment advisory fees previously waived or reduced by the Adviser or its predecessor and all other payments reimbursed by the Adviser to the Fund, pursuant to Section 1 of this Agreement or the expense limitation agreement in effect with between the Trust and the previous investment adviser, during any of the previous three years, less any reimbursement previously paid by such Fund to the Adviser or its predecessor, pursuant to this Section 2.a of this Agreement or the expense limitation agreement in effect with between the Trust and the previous investment adviser.  The Recoupment Amount shall not include any additional charges or fees whatsoever, including, for example, interest accruable on the Recoupment Amount.  To the extent any recoupment is made pursuant to this Section 2.a, such recoupment shall not cause the Fund Operating Expenses to exceed the Maximum Annual Operating Expense Limit that was in place for each class of a Fund at the time the Adviser or its predecessor waived or reduced its advisory fees or reimbursed other expenses.

b.

Method of Computation.  To determine each Fund’s accrual (for each class), if any, to reimburse the Adviser for the Recoupment Amount, each month the Fund Operating Expenses of each class of shares of the Fund shall be annualized as of the last day of the month.  If the annualized Fund Operating Expenses of a class of shares of the Fund for any month are less than the Maximum Annual Operating Expense Limit of such class of shares of such Fund, each class shall accrue into its net asset value an amount payable to the Adviser sufficient to increase the annualized Fund Operating Expenses of that Fund to an amount no greater than the Maximum Annual Operating Expense Limit of the particular class of shares of that Fund, provided that such amount paid to the Adviser will in no event exceed the total Recoupment Amount.  For accounting purposes, amounts accrued pursuant to this Section 2 shall be a liability of the Fund for purposes of determining the Fund’s net asset value.

c.

Payment and Year-End Adjustment.  Amounts accrued pursuant to this Agreement shall be payable to the Adviser as of the last day of each month. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the actual Fund Operating Expenses of a Fund for the prior fiscal year (including any reimbursement payments hereunder with respect to such fiscal year) do not exceed the Maximum Annual Operating Expense Limit.

3.	Term and Termination of Agreement.

a.

This Agreement shall continue in effect with respect to the Fund until such date as noted on Schedule A and shall thereafter continue in effect with respect to each Fund from year to year for successive one-year periods provided that the Agreement may be terminated by either party hereto, without payment of any penalty, upon 90 days’ prior written notice to the other party at its principal place of business; provided that, in the case of termination by the Adviser, such action shall be authorized by resolution of a majority of the Non-Interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust.

4.	Miscellaneous.

a.

Captions.  The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

b.

Interpretation.  Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust or by-laws, as amended from time to time, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Funds.  The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities.  The Trust’s Agreement and Declaration of Trust is on file with the Secretary of State of the State of Delaware.  The Agreement and Declaration of Trust and by-laws describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

c.

Definitions.  Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

d.

Enforceability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

IN WITNESS, WHEREOF, the parties hereto have caused this instrument to be executed on their behalf by their duly authorized officers as of the dates noted on the Schedule A as attached hereto.

360 Funds Trust

On behalf of the Funds noted on Schedule A to this Agreement

By:
Name:	Randall K. Linscott
Title:	President

Timber Point Capital Management, LLC

By:
Name:	David R. Cleary
Title:	President

SCHEDULE A

EXPENSE LIMITATION AGREEMENT

between

360 FUNDS TRUST

and

TIMBER POINT CAPITAL MANAGEMENT, LLC

Fund	Maximum Annual Operating Expense Limit	Effective Date	Expiration Date
Timber Point Alternatives Fund	1.70%	April 10, 2020	January 31, 2022
Timber Point Global Allocations Fund	1.43%	April 10, 2020	January 31, 2022
Timber Point Alternative Income Fund	2.00%	April 10, 2020	January 31, 2022

EXHIBIT D

FORMER EXPENSE LIMITATION AGREEMENT

EXPENSE LIMITATION AGREEMENT, effective as of the dates set forth on Schedule A by and between Crow Point Partners, LLC (the “Adviser”) and 360 Funds (the “Trust”) (“Agreement”), on behalf of the series of the Trust set forth in Schedule A attached hereto (each a “Fund,” and collectively, the “Funds”).

WHEREAS, the Trust is a Delaware statutory trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company of the series type, and each Fund is a series of the Trust;

WHEREAS, the Trust, with respect to each of the Funds, and the Adviser have entered into an Advisory Agreement (“Advisory Agreement”), pursuant to which the Adviser provides investment management services to each Fund for compensation based on the value of the average daily net assets of each such Fund;

WHEREAS, the Trust and the Adviser have determined that it is appropriate and in the best interests of each Fund and its shareholders to maintain the expenses of each Fund at a level no greater than the level to which each such Fund would normally be subject in order to maintain each Fund’s expense ratio at the Maximum Annual Operating Expense Limit (as hereinafter defined) specified in Schedule A hereto;

NOW THEREFORE, the parties hereto agree as follows:

1.	Expense Limitation.

a.

Applicable Expense Limit. To the extent that the aggregate expenses of every character incurred by a Fund in any fiscal year, including but not limited to investment advisory fees of the Adviser (but excluding interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) (“Fund Operating Expenses”), exceed the Maximum Annual Operating Expense Limit, as defined in Section 1.2 below, such excess amount (the “Excess Amount”) shall be the liability of the Adviser.

b.

Maximum Annual Operating Expense Limit. The Maximum Annual Operating Expense Limit with respect to each Fund shall be the amount specified in Schedule A based on a percentage of the average daily net assets of each Fund.

c.

Method of Computation. To determine the Adviser’s liability with respect to the Excess Amount, each month the Fund Operating Expenses for each Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses for any month of a Fund exceed the Maximum Annual Operating Expense Limit of such Fund, the Adviser shall first waive or reduce its investment advisory fee for such month by an amount sufficient to reduce the annualized Fund Operating Expenses to an amount no higher than the Maximum Annual Operating Expense Limit. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Adviser may also remit to the appropriate Fund or Funds an amount that, together with the waived or reduced investment advisory fee, is sufficient to pay such Excess Amount.

d.

Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the investment advisory fees waived or reduced and other payments remitted by the Adviser to the Fund or Funds with respect to the previous fiscal year shall equal the Excess Amount.

2.	Reimbursement of Fee Waivers and Expense Reimbursements.

a.

Reimbursement. If, during any fiscal quarter in which the Advisory Agreement is still in effect, the estimated aggregate Fund Operating Expenses of such Fund for the fiscal quarter are less than the Maximum Annual Operating Expense Limit for that quarter, the Adviser shall be entitled to reimbursement by such Fund, in whole or in part as provided below, of the investment advisory fees waived or reduced and other payments remitted by the Adviser to such Fund pursuant to Section 1 hereof. The total amount of reimbursement to which the Adviser may be entitled (“Reimbursement Amount”) shall equal, at any time, the sum of all investment advisory fees previously waived or reduced by the Adviser and all other payments remitted by the Adviser to the Fund, pursuant to Section 1 hereof, during any of the previous three (3) fiscal years, less any reimbursement previously paid by such Fund to the Adviser, pursuant to this Sections 2.1, with respect to such waivers, reductions, and payments. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, e.g., interest accruable on the Reimbursement Amount. To the extent any reimbursement is made pursuant to this Section 2.a., such reimbursement shall not cause the Fund Operating Expenses to exceed the Maximum Annual Operating Expense Limit that was in place at the time the Adviser waived or reduced its advisory fees or reimburse other expenses of the Fund.

b.

Method of Computation. To determine each Fund’s accrual, if any, to reimburse the Adviser for the Reimbursement Amount, each month the Fund Operating Expenses of each Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses of a Fund for any month are less than the Maximum Annual Operating Expense Limit of such Fund, such Fund shall accrue into its net asset value an amount payable to the Adviser sufficient to increase the annualized Fund Operating Expenses of that Fund to an amount no greater than the Maximum Annual Operating Expense Limit of that Fund, provided that such amount paid to the Adviser will in no event exceed the total Reimbursement Amount. For accounting purposes, amounts accrued pursuant to this Section 2 shall be a liability of the Fund for purposes of determining the Fund’s net asset value.

c.

Payment and Year-End Adjustment. Amounts accrued pursuant to this Agreement shall be payable to the Adviser as of the last day of each month. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the actual Fund Operating Expenses of a Fund for the prior fiscal year (including any reimbursement payments hereunder with respect to such fiscal year) do not exceed the Maximum Annual Operating Expense Limit.

d.

Limitation of Liability. The Adviser shall look only to the assets of the Fund for which it waived or reduced fees or remitted payments for reimbursement under this Agreement and for payment of any claim hereunder, and neither the Fund, nor any of the Trust’s trustees, officers, employees, agents, or shareholders, whether past, present or future shall be personally liable therefor.

3.	Term and Termination of Agreement.

This Agreement with respect to each of the Funds shall continue in effect until the expiration date set forth on Schedule A (the “Expiration Date”). With regard to the Operating Expense Limits, the Trust’s Board of Trustees and the Advisor may terminate or modify this Agreement prior to the Expiration Date only by mutual written consent. This Agreement shall terminate automatically upon the termination of the Advisory Agreement; provided, however, that the obligation of the Trust to reimburse the Adviser with respect to the Fund shall survive the termination of this Agreement unless the Trust and the Adviser agree otherwise.

4.	Miscellaneous.

a.

Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

b.

Interpretation. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust or by-laws, as amended from time to time, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Funds. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Agreement and Declaration of Trust is on file with the Secretary of State of the State of Delaware. The Agreement and Declaration of Trust and by-laws describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

c.

Definitions. Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

d.

Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

*              *              *              *              *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date(s) noted on Schedule A.

360 FUNDS, ON BEHALF OF EACH FUND LISTED ON SCHEDULE A

By:	/s/ Randall K. Linscott

Name:	Randall K. Linscott

Title:	President

CROW POINT PARTNERS, LLC

By:	/s/ Peter DeCaprio

Name:	Peter DeCaprio

Title:	CEO

SCHEDULE A

to the

EXPENSE LIMITATION AGREEMENT (the “Agreement”)

between

360 FUNDS (the “Trust”) and CROW POINT PARTNERS, LLC

The Agreement, as amended by this revised SCHEDULE A, relates to the following Funds of the Trust:

Fund	Maximum Annual Operating Expense Limit	Effective Date	Expiration Date
EAS Crow Point Alternatives Fund	1.70%	August 28, 2018	January 31, 2021
Crow Point Global Tactical Allocation Fund (f/k/a Crow Point Defined Risk Global Equity Income Fund)	1.43%	January 23, 2020	January 31, 2021
Crow Point Alternative Income Fund	2.00%	January 23, 2020	January 31, 2021
RVX Emerging Markets Equity Fund	1.25%	March 19, 2018	January 31, 2021
Midwood Long/Short Equity Fund	2.25%	December 23, 2019	January 31, 2022

* * * * * *

IN WITNESS, WHEREOF, the parties hereto have caused this instrument to be executed on their behalf by their duly authorized officers as of January 23, 2020.

360 FUNDS

On behalf of the Funds noted on this Schedule A to the Agreement

By:
Name:	Randall K. Linscott
Title:	President

CROW POINT PARTNERS, LLC

By:
Name:	Peter DeCaprio
Title:	Chief Executive Officer

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPSETTING PURPOSES ONLY*** THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy control number found below

3. By PHONE with a live operator when you call toll-free 1-800-628-8528 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER	12345678910

Timber Point Global Allocations Fund

(Formerly Crow Point Global Tactical Allocation Fund)

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 12, 2020

The undersigned, revoking prior proxies, hereby appoints Ted L. Akins and Brandon J. Byrd, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Timber Point Global Allocations Fund (the “Fund”) to be held at offices of 360 Funds (the Trust), 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas, at 1 p.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-628-8528. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 12, 2020. The proxy statement for this meeting is available at:

vote.proxyonline.com/timber/docs/TPGAF.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Timber Point Global Allocations Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	Approve a new investment advisory agreement between the Fund and the New Adviser (the “New Advisory Agreement”), including an increase the management fee from 0.80% to 0.90%; and	○	○	○
2.	Approve the new expense limitation agreement between the Fund and the New Adviser (the “New ELA”), including the New Adviser’s ability to recoup amounts that the former adviser previously waived or reimbursed under the prior expense limitation agreement.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]